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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 28, 2006
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-19557                  36-3777824
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


                                 (847) 803-4600
                           --------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND ITEM 3.02 UNREGISTERED
           SALES OF EQUITY SECURITIES

      On December 28, 2006, we: (a) issued 701,600 shares of common stock to Harbinger Capital Partners Master Fund I, Ltd. ("Harbinger") for an aggregate purchase price of $1,754,000 ($2.50 per share); and (b) used the proceeds from such stock issuance to repurchase from Harbinger our outstanding 12 1/4% senior subordinated notes due 2008 with an aggregate principal and accrued interest of $1,754,000.

      We granted Harbinger certain registration rights in connection with the stock issuance.

      The common stock issued in connection with the transaction was issued in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended, set forth in Section 4(2) thereof and Regulation and promulgated thereunder.

      A copy of the stock purchase agreement, registration rights agreement and debt repurchase agreement, each dated as of December 28, 2006, are attached hereto as Exhibit 99.1, Exhibit 99.2 and 99.3 respectively, and are incorporated by reference herein. A copy of the press release issued by the company announcing the transaction is attached hereto as Exhibit 99.4.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           99.1 Stock Purchase Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

           99.2 Registration Rights Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

           99.3 Debt Repurchase Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

           99.4   Press Release issued on December 28, 2006.


                                    SIGNATURE


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM LUTZ
                                        -------------------------------
                                        William Lutz
                                        Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
   NO.                                 DESCRIPTION
-------                                -----------

  99.1 Stock Purchase Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

  99.2 Registration Rights Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

  99.3 Debt Repurchase Agreement dated as of December 28, 2006 by and between Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

  99.4    Press Release issued on December 28, 2006.